UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

Andatee China Marine Fuel Services Corporation

(Exact name of registrant as specified in its charter)

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Delaware	001-34608	80-0445030
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District, Dalian, P.R. of China

(Address of Principal Executive Office) (Zip Code)

011 (8621) 5015 2581

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 23, 2013, Andatee China Marine Fuel Services Corporation (the “Company”) held its Annual Shareholder Meeting at the Hyatt Regency Bellevue Hotel in Bellevue, Washington. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal 1 (Election of Directors) - The shareholders elected An Fengbin, Yudong Hou, Zhenyu Wu, Wen Jiang and Wang Hao as directors of the Company to hold office until the next annual meeting of shareholders and until their successors are duly elected. A summary of votes cast follows below:

Nominee	Votes for	Votes Withheld	Broker Non-votes

An Fengbin	5,533,773	43,132	706,801
Yudong Hou	5,393,023	183,882	706,801
Zhenyu Wu	5,551,023	25,882	706,801
Wen Jiang	5,382,973	193,932	706,801
Wang Hao	5,549,023	27,882	706,801

Proposal 2 (Ratification of Auditors) – The Company’s shareholders voted to ratify the appointment of Friedman, LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 with 6,154,261 shares voting for and 125,539 shares voting against (3,906 shares abstaining).

Proposal 3 (Reverse Stock Split) – The Company’s shareholders did not approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, as determined by our Board of Directors in its discretion, of a ratio of not less than 1-for-2 and not more than 1-for-5, to maintain the listing of the Company's securities on the Nasdaq Stock Market as such proposal did not gather sufficient votes for passing.

Proposal 4 (Say-on-Pay Proposal) – The Company’s shareholders approved on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement, with 5,464,233 shares voting for and 103,132 shares voting against (9,540 shares abstaining).

Proposal 5 (Say-on-Frequency Proposal) – Finally, the Company’s shareholders approved on an advisory, non-binding basis, the following frequency of future “say-on-pay” votes, by the vote as follows: shares voted for 1 year, 2 years and 3 years were 4,920,238, 1,660 and 316,916, respectively, with 338,091 votes abstaining on this matter. The Company has determined, in light of and consistent with the advisory vote of the Company’s shareholders as to the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers, to include a shareholder advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials once every three years until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

NA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Andatee China Marine Fuel Services Corporation

By:	/s/ Wang Hao
Wang Hao, Chief Financial Officer

Date:   October 29, 2013